UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2016
____________________
ELLIE MAE, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-35140 (Commission File Number)	94-3288780 (IRS Employer Identification Number)

4420 Rosewood Drive, Suite 500
Pleasanton, California 94588
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (925) 227-7000
____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On July 21, 2016, Ellie Mae, Inc. (the “Company”) entered into a Second Amendment to Lease (the “Lease Amendment”) with SFI Pleasanton, LLC, a Delaware limited liability company (the “Landlord”). The Lease Amendment amends the original lease with the Landlord dated July 14, 2014, as amended July 9, 2015 (the “Lease”). The Lease Amendment provides for the leasing of additional space adjacent to the Company’s headquarters located at 4420 Rosewood Drive, Pleasanton, California, 94588 (the “Existing Premises”) totaling approximately 143,515 rentable square feet, on the third, fourth, fifth, and sixth floors of a building located at 4430 Rosewood Drive, Pleasanton, California, 94588 (the “Additional Premises”).

Pursuant to the Lease Amendment:

•	Effective as of April 1, 2017 (the “First Expansion Commencement Date”), the Company will lease the fifth and sixth floors of the Additional Premises (the “First Expansion Premises”).

•	Effective as of February 1, 2018 (the “Second Expansion Commencement Date”), the Company will lease the third and fourth floors of the Additional Premises (the “Second Expansion Premises”).

Under the Lease Amendment, the termination date with respect to the Existing Premises has been extended by one year to December 31, 2025. With respect to the Additional Premises, the lease term will commence on the First Expansion Commencement Date and the Second Expansion Commencement Date, as applicable, and will expire on December 31, 2025. The Company has the option to extend the term of the lease, with respect to the Additional Premises, for a five-year period for either the First Expansion Premises, the Second Expansion Premises or both.

The rent payable by the Company under the Lease Amendment for the Additional Premises will be paid on a monthly basis, as follows:

•	For the period of 4/1/17 through 1/31/18, monthly rent installments will be $201,590.60.

•	For the period of 2/1/18 through 3/31/18, monthly rent installments will be $416,193.50.

•	For the period of 4/1/18 through 3/31/19, monthly rent installments will be $428,679.31.

•	For the period of 4/1/19 through 3/31/20, monthly rent installments will be $441,595.66.

•	For the period of 4/1/20 through 3/31/21, monthly rent installments will be $454,799.04.

•	For the period of 4/1/21 through 3/31/22, monthly rent installments will be $468,432.96.

•	For the period of 4/1/22 through 3/31/23, monthly rent installments will be $482,497.43.

•	For the period of 4/1/23 through 3/31/24, monthly rent installments will be $496,992.45.

•	For the period of 4/1/24 through 3/31/25, monthly rent installments will be $511,918.01.

•	For the period of 4/1/25 through 12/31/25, monthly rent installments will be $527,274.11.

The foregoing is a summary of the Lease Amendment and does not purport to summarize or include all terms relating to the Lease Amendment. The foregoing summary is qualified in its entirety by reference to the Lease Amendment, the complete text of which will be filed as an exhibit to the Company’s quarterly report on Form 10-Q for the fiscal quarter ending September 30, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 25, 2016	ELLIE MAE, INC.

By: /s/ Brian Brown
Brian Brown
Title: Senior Vice President and General Counsel